Subsequent Events [Text Block]	6 Months Ended
Sep. 30, 2020
Subsequent Events [Abstract]
Subsequent Events [Text Block]
20.    SUBSEQUENT EVENTS
Approval of Dividends
On November
13
, 2020, the Board of Directors of MUFG approved the payment of semi-annual interim cash dividends of ¥12.5 per share of Common stock, totaling ¥160,918 million, that were payable on December 7, 2020 to the shareholders of record on September 30, 2020.
Discontinuation of acquisition of DVB Bank SE’s aviation finance-related businesses
In November 2020, MUFG Bank decided to discontinue the acquisition of DVB’s aviation investment management and asset management businesses, that was initially planned to be transferred to a newly established subsidiary of BOT Lease, since it was difficult to fully obtain the approval of the relevant national authorities. The impact of the discontinuation on the consolidated financial statements was not material. See Note 2 for further information.